                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                   CURRENT REPORT PURSUANT TO SECTION 13 OR
                      15(d) OF THE SECURITIES ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 9, 1996
(August 5,1996)



                          RECYCLING INDUSTRIES, INC.
           --------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   Colorado                         0-20179                        84-1103445
- --------------------------------------------------------------------------------
(STATE OR OTHER                   (COMMISSION                  (I.R.S. EMPLOYER
 JURISDICTION                     FILE NUMBER)               IDENTIFICATION NO.)
 OF INCORPORATION)



                     384 Inverness Drive South, Suite 211
                          Englewood, Colorado  80112
           --------------------------------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)


Registrant's telephone number, including area code: (303) 790-7372



                                Not Applicable
       ----------------------------------------------------------------
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
         ------------------------------------

     On August 5, 1996, Recycling Industries of Iowa, Inc., a wholly-owned subsidiary of the Registrant, acquired from Wesley J. Weissman all of the issued and outstanding capital stock of Weissman Industries, Inc., ("Weissman"), a privately held metals recycler with operations in Waterloo, Iowa. Weissman's primary markets are midwestern steel mills.

     The assets owned by Weissman consist of a heavy-duty automovite shredder, heavy equipment, tools and rolling stock used in the business of recycling ferrous and non-ferrous metal.

     The total purchase price for Weissman was $12.4 million including $1.5 million paid in the form of 363,636 shares of the Registrant's common stock.
The $10.9 million cash portion of the purchase price was funded as follows: approximately $5.2 million from the proceeds of the Registrant's public offering which closed on July 23, 1996; $3.5 million from long term debt obtained from Coast Business Credit, a division of Southern Pacific Thrift and Loan ("Coast") secured by the equipment of Weissman; approximately $1.7 million of revolving credit borrowings obtained from Coast; and $500,000 from the Company's cash reserves. The purchase price was determined through arms' length negotiations and based upon an independent appraisal.

     The Registrant will continue the metals recycling operations of Weissman.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

(a)  Financial Statements of Business Acquired.
     -----------------------------------------

     1. Audited financial statements of Weissman Industries, Inc., incorporated by reference to pages F-72 through F-83 of the Registrant's Registration Statement on Form S-1, Commission file No. 333-4574. Pages F-72 through F-83 are filed herewith as Exhibit 99.1.

(b)  Pro-Forma Financial Information.
     -------------------------------

     1. Unaudited pro forma consolidated financial statements for Recycling Industries, Inc. and subsidiaries, incorporated by reference to pages F-3 through F-13 of the Registrant's Registration Statement on Form S-1, Commission file No. 333-4574. Pages F-3 through F-13 are filed herewith as Exhibit 99.2.


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


(c)  Exhibit
     -------
      Number        Description
     -------        -----------

      2.1 Stock Purchase Agreement dated July 1, 1996 by and between Wesley J. Weissman, Recycling Industries, Inc. and Recycling Industries of Iowa, Inc., incorporated by reference as
                    Exhibit 12.12.1 to the Registrant's Registration Statement on Form S-1, Commission File No. 333-4574.

     23.1           Consent of AJ. Robbins, P.C.*

     99.1           Audited financial statements of Weissman Industries, Inc.*

     99.2 Unaudited pro forma consolidated financial statements for Recycling Industries, Inc. and subsidiaries .*


*    Filed herewith.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RECYCLING INDUSTRIES, INC.



Date: August 9, 1996                By /s/ Thomas J. Wiens
                                       ---------------------------------
                                       Thomas J. Wiens, Chairman and CEO


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